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                                                                    EXHIBIT 10.3

1.       DEFINITIONS

For the purpose of this Agreement unless the context indicates otherwise -

         1.1      "this Agreement" means this Sale of Shares agreement;

         1.2 "the Closing Date" means 01 March 1996, or the date upon which the entire purchase price has been paid, whichever is the earlier;

         1.3 "Softline Management" means Steven Mark Cohen, Ivan Michael Epstein and Alan Anthony Osrin;

         1.4 "the Company" means Soft Line Business Systems (Proprietary) Limited, Registration No. 70/11870/07;

         1.5      the effective date means 1 March 1996;

         1.6 "Persetel" means Persetel Holdings Limited and its subsidiaries from time to time;

         1.7 "the Purchaser" means SVI Holdings, Inc. Federal Employers Identification Number 84-1131608

         1.8      "the Seller" means "Softline Management"

         1.9 "the Persetel Agreement" means the Sale of Shares Agreement between Persetel Investments (Proprietary) Limited and Persetel Trading (Proprietary) Limited and Steven Mark Cohen, Ivan Michael Epstein and Alan Anthony Osrin;

         1.10 "the Sale Shares" means all the shares in the issued share capital of the Company.

2.       PREAMBLE

The parties record that -

         2.1 the authorised share capital of the Company is R1 000,00 (one thousand rand) divided into 10 000 ten thousand) ordinary shares of 10c (ten cents) each;

         2.2 the issued share capital of the Company is R100,00 (one hundred rand) divided into 1 000 (one thousand) ordinary shares of 10c (ten cents) each, which shares are held as follows -

                      2.2.1 Persetel Investments - 850 (eight hundred and fifty)
                  ordinary shares of 10c (ten cents) each, being 85% (eighty five per centum) of the shares in the issued share capital of the Company;

                      2.2.2 Cohen - 50 (fifty) ordinary shares of 10c (ten
                  cents) each, being 5% (five per centum) of the shares in the issued share capital of the Company;

                      2.2.3 Epstein - 50 (fifty) ordinary shares of 10c (ten
                  cents) each, being 5% (five per centum) of the shares in the issued share capital of the Company;

                      2.2.4 Osrin - 50 (fifty) ordinary shares of 10c (ten
                  cents) each, being 5% (five per centum) of the shares in the issued share capital of the Company;

         2.3 Seller has entered into an agreement for the purchase of 850 (eighty hundred and fifty) ordinary shares of 10c (ten cents)


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                  each, being 85% (eighty five per centum) of the shares in the issued share capital of the Company from Persetel,

         2.4 Seller has decided to sell 100% of the shares in the issued share capital of the Company to the Purchaser subsequent to the closing of the Persetel Agreement.

         2.5 whereas it is the intent of the Seller to enter into the Persetel Agreement in order to facilitate the sale of Softline to the Purchaser, the Persetel Agreement forms an integral and unseverable part of this agreement, and the Purchaser accepts the obligations and conditions of the Persetel agreement as if it is the obligation of the Purchaser, and the parties are entering into this Agreement to give effect thereto.

3.       SALE PURCHASE PRICE AND PAYMENT

         3.1 Softline Management hereby sells to the Purchasers, who hereby purchase, the Sale Shares, with effect from the Effective Date, on the terms and subject to the conditions set out in this agreement.

         3.2 The purchase price to be paid by the Purchasers to Softline Management in respect of the Sale Shares, shall be R7 500 000,00 (seven million five hundred thousand rand).

         3.4 The purchase price referred to in Clause 3.2 above shall be paid by the purchasers to Softline Management by means of wire transfer on or before 28 February 1996

4.       CLOSING

         On the Closing Date representatives of the parties shall meet at 14H00 at the offices of Softline Business Systems (Proprietary) Limited at 14 Commerce Crescent, Eastgate Ext. 4, Sandton, 2196 and at that meeting the Seller will deliver to a representative of the Purchaser share certificates in respect of the Sale Shares with duly signed share transfer forms in order to enable the Sale Shares to be registered in the name of the Purchasers or their nominee(s)

5.       RISK AND BENEFIT

         All the risk and benefit in the Sale Shares shall be deemed to have passed from Softline Management to the Purchaser on the Effective Date.

6.       THE PERSETEL AGREEMENT

Whereas the Persetel Agreement is expressly a part of this agreement -

         6.1 save for where specifically excluded by this agreement, the Purchaser accepts the obligations of the Persetel Agreement as if it is an obligation of the Purchaser,

         6.2 Purchaser indemnifies Seller for liability incurred by Seller to a third party as a consequence of breach of this agreement by Purchaser,

         6.3 Seller undertakes to apply their best efforts in protecting the interests of Purchaser in any claim against Purchaser resulting from this agreement or the Persetel Agreement.

7.       BREACH

         7.1 Should either party commit a breach of this Agreement and fail to


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                  remedy that breach within 7 (seven) days after receipt from the other party of written notice calling upon it so to do, then the party aggrieved by that breach shall be entitled, in addition to and without prejudice to any right it may have as a result of that breach, to enforce the performance of the terms hereof.

         7.2 The parties remedies under Clause 7.1 shall not be exhaustive and shall be in addition and without prejudice to any other remedies they may have whether for damages or otherwise.

8.       JURISDICTION

         The parties hereby consent and submit to the jurisdiction of the Witwatersrand Local Division of the Supreme Court of the Republic of South Africa for the purpose of all or any legal proceedings arising from or concerning this Agreement

9.       DOMICILIUM AND NOTICES

         9.1 Each party chooses the address set out below as the address at which all notices and other communications must be delivered for the purposes of this Agreement -

         9.1.1 Softline Management at 14 Commerce Crescent, Eastgate Extension 13, Sandton, 2196, or Telefax No. (27) (11) 445-9004 and marked "For the Attention of Mr Ivan Epstein",

         9.1.2 SVI Holdings, Inc. at 9364 Cabot Drive, Suite B, San Diego, CA 92126, or Telefax No. (91)(619) 693-4344 and marked "For the Attention of Mr Barry Schechter".

     9.2 Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax, provided that the telefax in question has been confirmed by an acknowledgement of competent transmission generated by the telefax machine used for the transmission in question.

     9.3 Any notice to a party contained in a correctly addressed envelope and -

         9.3.1 sent by prepaid registered post or courier service to it at its chosen address; or

         9.3.2 delivered by hand to a responsible person during ordinary business hours at its chosen address,

     shall be deemed to have been received on the day of delivery.

     9.4 Any notice sent by telefax to a party at its telefax number shall be deemed (unless the contrary is proved) to have been received -

         9.4.1    if it is transmitted during normal business hours, within 2
                  (two) hours of transmission;

         9.4.2    if it is transmitted outside normal business hours, within 2
                  (two) hours of the commencement of normal business hours on the first business day after it is transmitted.

     9.5 Each party chooses the physical address set out opposite its name in Clause 9.1 as the address at which legal process must be delivered for the purposes of this agreement.

     9.6          The parties shall be entitled at any time to change their


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         addresses for the purposes of Clause 9.5 to any other address by giving written notice to that effect to the other.

10.      GENERAL

     10.1 Any latitude or extension of time which may be allowed by any party shall not under any circumstances whatsoever act as an estoppel or be a waiver of that party's rights hereunder.

     10.2 This agreement constitutes the entire contract between the parties and no other conditions, warranties, guarantees and representations shall be of any force or effect other than those which are included herein.

     10.3 All the transactions and arrangements contemplated in this Agreement constitute one indivisible transaction.

11.      INTERPRETATION

     11.1         In this Agreement, unless the context requires otherwise -

         11.1.1 words importing any one gender shall include the other two genders;

         11.1.2            the singular shall include the plural and vice versa;

         11.1.3 a reference to natural persons shall include created entities (corporate and unincorporate) and vice versa.

     11.2 The headings in this Agreement have been inserted for convenience only and shall not be used for nor assist or affect its interpretation.

12.      COSTS

     12.1 Each party shall bear its own costs of and incidental to the negotiating, preparing and drawing of this Agreement.

     12.2 The purchasers shall bear the stamp duty payable on the registration of transfer of the Sale Shares.

SIGNED AT         Sandton  ON      28 January        1996

                           For: The Softline Management Group

                           By:     /s/ Ivan Epstein
                                   -----------------
                                   Ivan Epstein
                                   who declares that he is authorised to do so

SIGNED AT         Sandton  ON      28 January        1996

                           For: SVI Holdings, Inc.

                           By:     /s/ Barry Schechter
                                   -------------------
                                   Barry Schechter
                                   who declares that he is authorised to do so